EXECUTION VERSION USActive 62969775.4 AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 19, 2025 (the “Amendment Effective Date”), among NCPCIF SPV II, LLC (together with its successors and assigns, the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A. (together with its successors and assigns, the “Administrative Agent”) and NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND (together with its successors and assigns, the “Servicer”). WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Servicer, U.S. Bank Trust Company, National Association, as the collateral administrator, U.S. Bank National Association, as the collateral custodian, and Bank of America, N.A., as sole lead arranger and sole book manager, are party to the Credit Agreement, dated as of April 19, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof and from time to time, the “Credit Agreement”), providing, among other things, for the creation of a revolving credit facility by the Lenders for the Borrower; WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Servicer desire to amend and otherwise modify the Credit Agreement, in accordance with Section 11.01 of the Credit Agreement and subject to the terms and conditions set forth herein; NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. ARTICLE II Amendments to the Credit Agreement SECTION 2.1. As of the Amendment Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (other than any representation and warranty that is made as of a specific date). The Servicer hereby represents and warrants to the Administrative Agent and the Lender that, as of the Amendment Effective Date, no Servicer Termination Event has occurred and is continuing. Exhibit 10.1

USActive 62969775.4 2 SECTION 3.2. The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) violate the terms of any of the Borrower’s Organization Documents; (b) result in any material breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any material payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any applicable Law. ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the Amendment Effective Date upon: (a) the execution and delivery of this Amendment by the Lenders, the Administrative Agent, the Servicer and the Borrower; (b) the Administrative Agent’s receipt of a certificate of good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of incorporation and a copy of the resolutions of the board of directors of the Borrower approving this Amendment and the transactions contemplated hereby; (c) the Administrative Agent’s receipt of the executed legal opinion of Dechert LLP, United States counsel to the Borrower, with respect to due authorization and enforceability, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and (d) payment of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Loan Documents. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification; No Novation. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder. For the avoidance of doubt, the provisions of Section 11.20 of the Credit Agreement are incorporated by reference into this Amendment mutatis mutandis as if set forth in full herein.

USActive 62969775.4 3 SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature Pages Follow]

[Signature Page to Amendment No. 6 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Effective Date. NCPCIF SPV II, LLC, as Borrower By: Nuveen Churchill Private Capital Income Fund, its sole member By: ______________________________________ Name: Shaul Vichness Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement] BANK OF AMERICA, N.A., as Administrative Agent By: ______________________________________ Name: Title: Bryson Brannon Director

[Signature Page to Amendment No. 6 to Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: ______________________________________ Name: Title: Bryson Brannon Director

[Signature Page to Amendment No. 6 to Credit Agreement] NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Servicer By: ______________________________________ Name: Shaul Vichness Title: Chief Financial Officer and Treasurer

Appendix A

EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 56 DATED FEBRUARY 6DECEMBER 19, 2025 CREDIT AGREEMENT among CHURCHILL NCPCIF CLO-I LLC (F/K/A NCPIF SPV I LLC) as Initial Borrower, THE CO-BORROWERS FROM TIME TO TIME PARTY HERETO, THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent, NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Servicer U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian and BANK OF AMERICA, N.A., as Sole Lead Arranger and Sole Book Manager Dated April 19, 2022 USActive 62969778.162969778.7

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms 1 Section 1.02 Other Interpretive Provisions 4748 Section 1.03 Accounting Terms 4849 Section 1.04 Rounding 4849 Section 1.05 Event of Default; Servicer Termination Event 4849 Section 1.06 Measurement Dates 4849 Section 1.07 Times of Day 49 Section 1.08 Business Day Convention 49 Section 1.09 Settlement 4950 Section 1.10 Interest 4950 Section 1.11 Borrower 50 ARTICLE II THE COMMITMENTS AND BORROWINGS Section 2.01 Loans 50 Section 2.02 Borrowings and Conversions of Loans 5051 Section 2.03 Prepayments; Conversions 5152 Section 2.04 Termination or Reduction of Commitments; Incremental Lenders 5253 Section 2.05 Repayment of Loans 5455 Section 2.06 Interest. 5455 Section 2.07 Fees 5556 Section 2.08 Computation of Interest and Fees 56 Section 2.09 Evidence of Debt 5657 Section 2.10 Payments Generally; Administrative Agent’s Clawback 5657 Section 2.11 Sharing of Payments by Lenders 5859 Section 2.12 Defaulting Lenders 59 Section 2.13 Distributions 6061 Section 2.14 Reinvestments 6364 Section 2.15 Optional Sales. 6465 Section 2.16 Repurchase of Warranty Collateral Assets 6566 Section 2.17 Unfunded Exposure Account 6667 Section 2.18 Securitization Take-Outs 6768 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01 Taxes 69 Section 3.02 Illegality 73 Section 3.03 Inability to Determine Rates. 7374 Section 3.04 Increased Costs 7576 USActive 62969778.162969778.7 -i-

Section 3.05 Compensation for Losses 7677 Section 3.06 Mitigation Obligations; Replacement of Lenders 77 Section 3.07 Survival 7778 ARTICLE IV CONDITIONS PRECEDENT TO BORROWINGS Section 4.01 Conditions of Initial Borrowing 7778 Section 4.02 Conditions to all Borrowings and Reinvestments 80 ARTICLE V REPRESENTATIONS AND WARRANTIES Section 5.01 Existence, Qualification and Power 8182 Section 5.02 Authorization; No Contravention 8182 Section 5.03 Governmental Authorization; Other Consents 8182 Section 5.04 Binding Effect 8182 Section 5.05 Financial Statements; No Material Adverse Effect 8283 Section 5.06 Litigation 8283 Section 5.07 No Default 8283 Section 5.08 Taxes 8384 Section 5.09 ERISA Matters 8384 Section 5.10 Equity Interests 8384 Section 5.11 Margin Regulations; Investment Company Act 8384 Section 5.12 Disclosure 8384 Section 5.13 Compliance with Laws 8485 Section 5.14 Taxpayer Identification Number; Other Identifying Information 8485 Section 5.15 Anti-Corruption Laws; Sanctions 8485 Section 5.16 Solvency 85 Section 5.17 Monthly Report 8586 Section 5.18 No Liens, Etc. 8586 Section 5.19 Bulk Sales 8586 Section 5.20 Collateral 8586 Section 5.21 Selection Procedures 8586 Section 5.22 Indebtedness 86 Section 5.23 No Injunctions 8687 Section 5.24 No Subsidiaries 8687 Section 5.25 Set-Off, Etc. 8687 Section 5.26 Collections 8687 Section 5.27 Value Given 8687 Section 5.28 Use of Proceeds 8687 Section 5.29 Separate Existence 8687 Section 5.30 Loan Documents 8889 Section 5.31 Eligibility of Collateral Assets 8990 ARTICLE VI AFFIRMATIVE COVENANTS Section 6.01 Financial Statements 8990 USActive 62969778.162969778.7 -ii-

Section 6.02 Certificates; Other Information 9091 Section 6.03 Notices 9192 Section 6.04 Payment of Obligations 9293 Section 6.05 Preservation of Existence, Etc. 9293 Section 6.06 Maintenance of Properties 9293 Section 6.07 Further Assurances 93 Section 6.08 Compliance with Laws 9394 Section 6.09 Books and Records 9394 Section 6.10 Inspection Rights 9394 Section 6.11 Organization Documents 9394 Section 6.12 Security Interest 9394 Section 6.13 Sanctions 94 Section 6.14 Anti-Corruption Laws; Sanctions 9495 Section 6.15 Ratings 9495 Section 6.16 Tangible Net Worth 9495 Section 6.17 Deposit of Collections 9495 Section 6.18 Taxes 9495 Section 6.19 Performance of Loan Documents 9495 Section 6.20 Delivery of Collateral Asset Files 9495 ARTICLE VII NEGATIVE COVENANTS Section 7.01 Liens 9596 Section 7.02 Investments 9596 Section 7.03 Indebtedness; Bank Accounts 9596 Section 7.04 Fundamental Changes 9596 Section 7.05 Sale of Collateral Assets 9596 Section 7.06 Restricted Payments 9596 Section 7.07 Transactions with Affiliates 9697 Section 7.08 Burdensome Agreements 9697 Section 7.09 Use of Proceeds 9697 Section 7.10 Sanctions 9798 Section 7.11 Special Purpose Entity Requirements 9798 Section 7.12 ERISA 9798 Section 7.13 Change in Nature of Business 9798 Section 7.14 Anti-Corruption Laws 9798 Section 7.15 Documents 9899 Section 7.16 Limitation on Investments 9899 Section 7.17 Representations to Credit Rating Agencies and Regulatory Bodies 9899 Section 7.18 Compliance with Legal Opinions. 9899 Section 7.19 Co-Borrowers. 9899 ARTICLE VIII ADMINISTRATION AND SERVICING OF COLLATERAL ASSETS Section 8.01 Retention and Termination of the Servicer 9899 USActive 62969778.162969778.7 -iii-

Section 8.02 Resignation and Removal of the Servicer; Appointment of Successor Servicer 99100 Section 8.03 Duties of the Servicer 100101 Section 8.04 Representations and Warranties of the Servicer 101102 Section 8.05 Covenants of the Servicer 103104 Section 8.06 Servicing Fees; Payment of Certain Expenses by Servicer 106107 Section 8.07 Collateral Reporting 106107 Section 8.08 Notices 106107 Section 8.09 Access to Servicer and Servicer’s Records 106107 ARTICLE IX EVENTS OF DEFAULT AND REMEDIES Section 9.01 Events of Default 107108 Section 9.02 Remedies Upon Event of Default 110111 Section 9.03 Purchase Right. 111112 ARTICLE X ADMINISTRATIVE AGENT Section 10.01 Appointment and Authority 111112 Section 10.02 Rights as a Lender 111112 Section 10.03 Exculpatory Provisions 112113 Section 10.04 Reliance by Administrative Agent 113114 Section 10.05 Delegation of Duties 113114 Section 10.06 Resignation of Administrative Agent 113114 Section 10.07 Non-Reliance on Administrative Agent and Other Lenders 115116 Section 10.08 No Other Duties, Etc. 115116 Section 10.09 Administrative Agent May File Proofs of Claim; Credit Bidding 115116 Section 10.10 Collateral Matters 117118 Section 10.11 Indemnification 118119 ARTICLE XI MISCELLANEOUS Section 11.01 Amendments, Etc. 118119 Section 11.02 Notices; Effectiveness; Electronic Communication 120121 Section 11.03 No Waiver; Cumulative Remedies; Enforcement 123124 Section 11.04 Expenses; Indemnity; Damage Waiver 123124 Section 11.05 Payments Set Aside 126127 Section 11.06 Successors and Assigns 127128 Section 11.07 Treatment of Certain Information; Confidentiality 131132 Section 11.08 Right of Setoff 132133 Section 11.09 Interest Rate Limitation 133134 Section 11.10 Counterparts; Integration; Effectiveness 133134 Section 11.11 Survival of Representations and Warranties 133134 Section 11.12 Severability 133134 Section 11.13 Replacement of Lenders 134135 Section 11.14 Governing Law; Jurisdiction; Etc. 135136 USActive 62969778.162969778.7 -iv-

Section 11.15 Waiver of Jury Trial 136137 Section 11.16 No Advisory or Fiduciary Responsibility 136137 Section 11.17 Electronic Execution of Assignments and Certain Other Documents 136137 Section 11.18 USA PATRIOT Act 138139 Section 11.19 [Reserved] 138139 Section 11.20 Non-Recourse Obligations; No Petition 138139 Section 11.21 Time of the Essence 139140 Section 11.22 Judgment Currency 139140 ARTICLE XII COLLATERAL ADMINISTRATOR Section 12.01 Designation of Collateral Administrator 142143 Section 12.02 Duties of the Collateral Administrator 142143 Section 12.03 Collateral Administration 143144 Section 12.04 Monthly Report 144145 Section 12.05 Merger or Consolidation 145146 Section 12.06 Collateral Administrator Compensation 145146 Section 12.07 Removal or Resignation of Collateral Administrator 146147 Section 12.08 Limitations on Liability 146147 ARTICLE XIII COLLATERAL CUSTODIAN Section 13.01 Designation of Collateral Custodian 150151 Section 13.02 Duties of the Collateral Custodian 150151 Section 13.03 Delivery of Collateral Asset Files 152153 Section 13.04 Collateral Asset File Certification 153154 Section 13.05 Release of Collateral Asset Files 154155 Section 13.06 Examination of Collateral Asset Files 155156 Section 13.07 Lost Note Affidavit 155156 Section 13.08 Transmission of Collateral Asset Files 156157 Section 13.09 Merger or Consolidation 156157 Section 13.10 Collateral Custodian Compensation 156157 Section 13.11 Removal or Resignation of Collateral Custodian 157158 Section 13.12 Limitations on Liability 157158 Section 13.13 Collateral Custodian as Agent of Administrative Agent 159160 ANNEXES A Advance Rates B Eligibility and Portfolio Criteria SCHEDULES 2.01 Commitments and Applicable Percentages 5.07 Certain Contractual Obligations 5.14 Identification Information of Initial Borrower and Borrower Parent USActive 62969778.162969778.7 -v-

CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of April 19, 2022, among CHURCHILL NCPCIF CLO-I LLC (F/K/A NCPIF SPV I LLC), a Delaware limited liability company (the “Initial Borrower”), each co-borrower from time to time party hereto (each a “Co-Borrower” and, together with the Initial Borrower, the “Borrowers” and individually, each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”), NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Servicer (the “Servicer”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator (in such capacity, together with its successors and assigns, the “Collateral Administrator”) and U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian (in such capacity, together with its successors and assigns, the “Collateral Custodian”). The Borrower has requested that the Lenders provide a revolving credit facility (the “Facility”), and the Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Account” means any of the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account, the Custody Account and any sub-accounts thereof deemed appropriate or necessary by the Administrative Agent or the Securities Intermediary for convenience in administering such accounts. “Account Control Agreement” means the Securities Account Control Agreement by and among the Borrower, as pledgor, the Administrative Agent on behalf of the Secured Parties, as secured party, and the Securities Intermediary. “Accreted Interest” means interest accrued on a Collateral Asset that is added to the principal amount of such Collateral Asset instead of being paid as it accrues. “Adjusted Principal Balance” means with respect to any Collateral Asset as of any date of determination, (a) the Principal Balance of such Collateral Asset multiplied by (b) the Assigned Value of such Collateral Asset. The “Adjusted Principal Balance” of any Collateral Asset that is not an Eligible Collateral Asset shall be zero. “Administrative Agent” has the meaning specified in the Preamble. USActive 62969778.162969778.7

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.12. If the commitment of each Lender to make Loans has been terminated pursuant to Section 9.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments by any Lender and to any Lender’s status as a Defaulting Lender at the time of such determination. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means, (I) from and after the FourthFifth Amendment Effective Date to but excluding the Sixth Amendment Effective Date, with respect to any Interest Period and determined in connection with the calculation of the Borrowing Base as of the most recent Determination Date preceding the beginning of such Interest Period, a per annum rate equal to (i) the sum of (a)(x) 1.60% multiplied by (y) the lesser of (1) the Adjusted Principal Balance of all Eligible Collateral Assets that are Qualifying Syndicated Loans or (2) 30% of the Adjusted Principal Balance of all Eligible Collateral Assets, plus (b) (x) 2.00% multiplied by (y) the Adjusted Principal Balance of all Eligible Collateral Assets minus the amount determined in clause (i)(a)(y) above divided by (ii) the Aggregate Adjusted Principal Balance; (II) from and after the Sixth Amendment Effective Date to and including the three-month anniversary of the Sixth Amendment Effective Date, with respect to any Interest Period and determined in connection with the calculation of the Borrowing Base as of the most recent Determination Date preceding the beginning of such Interest Period, a per annum rate equal to (i) the sum of (a)(x) 1.60% multiplied by (y) the lesser of (1) the Adjusted Principal Balance of all Eligible Collateral Assets that are Qualifying Syndicated Loans or (2) 30% of the Adjusted Principal Balance of all Eligible Collateral Assets, plus (b) (x) 1.80% multiplied by (y) the Adjusted Principal Balance of all Eligible Collateral Assets minus the amount determined in clause (i)(a)(y) above divided by (ii) the Aggregate Adjusted Principal Balance; and (III) after the three-month anniversary of the Sixth Amendment Effective Date, a per annum rate equal to 1.80%. “Approval Notice” means, with respect to any Collateral Asset, a copy of a notice executed by the Administrative Agent substantially in the form of Exhibit I, evidencing, among other things, the approval of the Administrative Agent, in its sole discretion, of such Collateral Asset. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Lender” means a Person that owns and invests on a discretionary basis $25,000,000 or more in securities other than securities of an issuer that controls, is USActive 62969778.162969778.7 -4-

“Automatic Increase Date” means March 19, 2025, or an earlier date as agreed between the Administrative Agent, the Required Lenders and the Borrower. “Availability Period” means the period (i) beginning on the later of (A) the Closing Date and (B) the date on which all conditions precedent to the initial Borrowing have been satisfied or waived and (ii) ending on the earlier of (A) any date on which an Event of Default has occurred and each Lender’s commitment has been terminated pursuant to Section 9.02 or (B) the third anniversary of the Fourth Amendment Effective DateMarch 19, 2028. “Average Life” means, for any Collateral Asset, as of any date of determination, the number determined by dividing (a) the product of (i) the amount of each Scheduled Payment of principal to be paid after such date of determination by (ii) the number of years (rounded to the nearest hundredth) from such date of determination until such Scheduled Payment of principal is due by (b) the sum of all successive Scheduled Payments of principal on such Collateral Asset. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Loan” means any commercial loan. A participation in any loan will not be a Bank Loan; provided that Participation Interests in loans under the Master Participation Agreement will be Bank Loans to the same extent as the underlying loan. “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect for such day and (c) the Secured Overnight Financing Rate published on such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source) plus the Applicable Rate. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greatest of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. For the avoidance of doubt, each Base Rate Loan shall be denominated in Dollars. USActive 62969778.162969778.7 -6-

“Event of Default” has the meaning specified in Section 9.01. “Excess Concentration Amount” means, as of the most recent Measurement Date (and after giving effect to all Eligible Collateral Assets to be purchased or sold by the Borrower on such date), the portion of the Eligible Collateral Assets (calculated without duplication) that do not satisfy the Portfolio Criteria. The Servicer shall determine which Eligible Collateral Assets to include in the Excess Concentration Amount, subject to the Servicing Standard. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Sections 3.06 and 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and(d) any U.S. federal withholding Taxes imposed under FATCA. “Exposure Amount Shortfall” has the meaning specified in Section 2.02(d). “Facility” has the meaning specified in the recitals hereto. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements implementing the foregoing (including any legislation, regulations, rules, promulgations, guidance notes, official agreements or practices adopted pursuant to such intergovernmental agreements). “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement (other than in the calculation of “Base Rate”). “Fee Letters” means, collectively, the Lender Fee Letters and the Agent Fee Letter. USActive 62969778.162969778.7 -20-

“Fifth Amendment Effective Date” means February 6, 2025. “FILO Bank Loan” means a Bank Loan that would constitute a First Lien Bank Loan but that, at any time prior to and/or after an event of default under the related Underlying Instruments of such Bank Loan, will be paid after one or more other obligations issued by the same obligor have been paid in full in accordance with a specified waterfall or other priority of payments (it being understood that a First Lien Bank Loan that is subject to Permitted Obligor Indebtedness as described in the definition of “First Lien Bank Loan” will not be deemed to be a FILO Bank Loan by virtue of such Permitted Obligor Indebtedness). “Financial Sponsor” means any Person, including any subsidiary of such Person, whose principal business activity is acquiring, holding and selling investments (including controlling interests) in otherwise unrelated companies that are each distinct legal entities with separate management, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Amendment Effective Date” means October 4, 2022. “First Lien Bank Loan” means a Bank Loan that (a) is not (and by its terms is not permitted to become) subordinate in right of payment and does not have a junior lien priority to any other debt for borrowed money incurred by the obligor of such Bank Loan other than Permitted Obligor Indebtedness, (b) is secured by a valid first priority perfected security interest or lien on specified collateral securing the obligor’s obligations under such Bank Loan (such collateral, together with any other pledged assets, or the related enterprise value, having a value (as reasonably determined by the Servicer as of the related Cut-Off Date, which determination will not be questioned based on subsequent events) equal to or greater than the principal balance of the Bank Loan and other pari passu debt) securing the obligor’s obligations under the Bank Loan subject to (i) Liens permitted under the applicable Underlying Instrument that are reasonable and customary for similar loans, (ii) Liens to secure Permitted Obligor Indebtedness and (iii) Liens accorded priority by law in favor of the United States or any state or agency and (c) is not secured solely or primarily by common stock or other equity interests; provided, that the limitation set forth in this clause (c) does not apply with respect to a Bank Loan made to a parent entity that is secured solely or primarily by the stock of one or more of the subsidiaries of such parent entity to the extent that the granting by any such subsidiary of a lien on its own property would violate law or regulations applicable to such subsidiary (whether the obligation secured is such Bank Loan or any other similar type of indebtedness owing to third parties). “Foreign Lender” means, a Recipient that is not a U.S. Person. “Fourth Amendment Effective Date” means September 19, 2024. “FRB” means the Board of Governors of the Federal Reserve System of the United States. USActive 62969778.162969778.7 -21-

“Loan Documents” means this Agreement, each Security Agreement, the Account Control Agreement, each Assignment and Assumption, the Sale Agreement, the Master Participation Agreement, each Co-Borrower Joinder, each Note, the Collateral Administrator and Collateral Custodian Fee Letter and the Fee Letters. “Loan Notice” means a notice of (a) a Borrowing or (b) a conversion of Loans from one Type to the other, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A. “Make-Whole Fee” has the meaning specified in Section 2.07(b). “Make-Whole Percentage” means (a) prior to the 15-month anniversary of the Fourth Amendment Effective Date, 2.0%, (b) on and after the 15-month anniversary of the Fourth Amendment Effective Date and prior to the 27-month anniversary of the Fourth Amendment Effective Date, 0.5% and, (c) on and after the 27-month anniversary of the Fourth Amendment Effective Date and prior to the 39-month anniversary of the Fourth Amendment Effective Date, 0.25% and (d) thereafter, zero. “Master Agreement” has the meaning specified in Section 11.23(c)(v). “Master Participation Agreement” means each of (a) the Master Participation and Assignment Agreement, dated as of March 31, 2022, between the Initial Borrower and TIAA, as such Master Participation and Assignment Agreement is amended and restated by the Amended and Restated Sale Agreement after the Closing Date and (b) any other master participation agreement entered into by the Borrower after the Closing Date with the consent of the Administrative Agent. “Material Adverse Effect” means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a materially adverse effect on (a) the financial condition or operations of the Borrower or the Servicer, (b) the legality, validity or enforceability of any of the Loan Documents, (c) the right or ability of the Borrower or the Servicer to perform any of its obligations under any of the Loan Documents or (d) the rights or remedies of (i) the Lenders or the Administrative Agent under any of the Loan Documents or (ii) of the Borrower under the Collateral Assets taken as a whole. “Material Modification” means any amendment or waiver of, or modification or supplement to, any Underlying Instrument governing a Collateral Asset executed or effected on or after the Cut-Off Date which: (a) reduces or forgives any or all of the principal amount due under such Collateral Asset; (b) (i) waives one or more interest payments, (ii) permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Collateral Asset or (iii) waives or reduces the spread or coupon payable on such Collateral Asset; provided that (x) no such reduction shall be a Material Modification with respect to any USActive 62969778.162969778.7 -28-

(h) results in any change in the currency or composition of any payment of interest or principal to any currency other than that in which such Collateral Asset was originally denominated; (i) results in a change to or grants relief from the borrowing base or any related definition that in the sole discretion of the Administrative Agent adversely affects the value of such Collateral Asset; (j) results in a change to the calculation of EBITDA for the related obligor that in the sole discretion of the Administrative Agent adversely affects the value of such Collateral Asset; or (k) results in a change to the financial covenants set forth in such Underlying Instrument that in the sole discretion of the Administrative Agent adversely affects the value of such Collateral Asset. “Maturity Date” means the fifth anniversary of the Fourth Amendment Effective DateMarch 19, 2030; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next following Business Day. “Measurement Date” means each of the following, as applicable: (i) the Closing Date; (ii) each Determination Date; (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.03; (v) the date that the Servicer has actual knowledge of the occurrence of any Revaluation Event with respect to any Collateral Asset, a change in the Assigned Value of any Collateral Asset or that any Collateral Asset fails to be an Eligible Collateral Asset; (vi) the date of any repurchase pursuant to Section 2.16(a); (vii) the last day of the Availability Period; (viii) the date of any Optional Sale; (ix) the date of any Restricted Payment; (x) the date of any Event of Default; (x) the date of any Securitization Take-Out; and (xi) any other date reasonably requested by the Administrative Agent. “Minimum Required Equity Amount” means, as of any date of determination, the amount equal to the sum of the Adjusted Principal Balances plus the Unfunded Exposure Amounts of all Eligible Collateral Assets attributable to the four obligors whose Collateral Assets have the highest Adjusted Principal Balances. “Monthly Report” means a monthly report prepared by the Collateral Administrator, on behalf of the Borrower, substantially in the form of Exhibit G. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a multiemployer plan, as defined in Section 3(37) or Section 4001(a)(3) of ERISA, as applicable, in respect of which the Borrower or any ERISA Affiliate has or could have any obligation or liability, contingent or otherwise. “Nationally Recognized Pricing Service” means IHS MarkIt Ltd. or Thomson Reuters LPC or any other nationally recognized loan pricing approved in writing by the Administrative Agent in its reasonable discretion. USActive 62969778.162969778.7 -30-

(i) Nuveen Churchill Private Capital Income Fund or Churchill or, in either case, an Affiliate thereof ceases to be the Servicer; (j) any failure by the Servicer to deliver any Required Reports hereunder on or before the date occurring five (5) Business Days after the earlier to occur of (A) the date on which written notice of such failure shall have been given to the Servicer by the Administrative Agent and (B) the date on which a Responsible Officer of the Servicer acquires knowledge thereof; (k) a Regulatory Event occurs with respect to the Servicer; or (l) any other event which has caused a Material Adverse Effect on the ability of the Servicer to meet its obligations under the Loan Documents to which it is a party. “Servicing Fee” means the fee payable to the Servicer on each Payment Date in arrears in respect of each Interest Period, which fee shall be equal to the product of (i) 0.50%, (ii) the daily average of the Aggregate Principal Balance of all Eligible Collateral Assets during such Interest Period and (iii) the actual number of days in such Interest Period divided by 360; provided that, in the sole discretion of the Servicer, the Servicer may, from time to time, waive all or any portion of the Servicing Fee payable on any Payment Date. “Servicing Standard” means, with respect to any Collateral Assets, to service and administer such Collateral Assets on behalf of the Borrower and the Secured Parties with reasonable care (i) using no less degree of care, skill and attention as it employs with respect to similar collateral that it manages for itself and its Affiliates having similar investment objectives and restrictions and (ii) without limiting the clause (i), in a manner it reasonably believes consistent with customary standards, policies and procedures followed by institutional managers of national standing relating to assets of the nature and character of the Collateral Assets. “Sixth Amendment Effective Date” means December 19, 2025. “SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth U.S. Government Securities Business Day preceding such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto. “SOFR Adjustment” means 0% per annum. “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time that is satisfactory to the Administrative Agent. “SOFR Loan” means a Loan that bears interest at a rate based on Daily SOFR. USActive 62969778.162969778.7 -45-